Income Taxes - Schedule of Significant Components of Deferred Taxes Recognized in the Consolidated Statement of Financial Position and the Movements (Details) - Deferred Taxes [Member]	Jun. 30, 2025 MYR (RM)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 MYR (RM)
Deferred tax assets:
Allowance for credit losses	RM 96,378	$ 22,808	RM 178,526
Lease liability	551,858	130,596	598,394
Total deferred tax assets	648,236	153,404	776,920
Net off against deferred tax liabilities	(648,236)	(153,404)	(746,897)
Net deferred tax assets			30,023
Deferred tax liabilities:
Right-of-use asset	(485,396)	(114,868)	(546,530)
Depreciation and amortization	(258,970)	(61,285)	(200,367)
Total deferred tax liabilities	(744,366)	(176,153)	(746,897)
Net off against deferred tax assets	648,236	153,404	746,897
Net deferred tax liabilities	RM (96,130)	$ (22,749)